                                   VAN KAMPEN
                         HIGH YIELD & TOTAL RETURN FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1998

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Investment Overview...................................................     3
Portfolio of Investments..............................................     5
Statement of Assets and Liabilities...................................     9
Statement of Operations...............................................    10
Statement of Changes in Net Assets....................................    11
Financial Highlights .................................................    12
Notes to Financial Statements.........................................    13

MSHY SAR 2/99

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

January 20, 1999

Dear Shareholder,

The past decade has been a remarkable time for investors. Together, we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.

To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.

Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW

Despite a stormy year in the global economy, the United States ended 1998 with only a moderate slowdown in growth. The nation's gross domestic product, a measure of economic health, grew 3.9 percent during the year, matching 1997's growth rate and indicating that our nation's economy remains strong. A continuation of low inflation--only a 1.6 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and kept inflation-adjusted interest rates attractive.

Although the year ended on a positive note, the economic environment was quite unsettled in the third quarter, with the Asian financial crisis contributing to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during this period. With instability as a backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-company stocks and government bonds.

In the last few months of the year the global financial situation improved in conjunction with the Federal Reserve's interest rate decreases. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing. Dozens of foreign central banks also reduced interest rates in an effort to stimulate their economies. These actions gave a boost to investor confidence and encouraged a return to a more diversified range of investments in the last few months of the year.

MARKET REVIEW

The bond market continued to rally as interest rates fell during the year, with U.S. Treasury securities outpacing corporate and municipal bonds in price appreciation. Investors' desire for safer investments amid the global economic storm led to strong demand for high-quality bonds. In fact, the U.S. Treasury bond was considered one of the most attractive places to invest by both domestic and international investors, propelling the 30-year Treasury yield to 4.71 percent in October--its lowest yield since the federal government began selling these bonds in 1977. However, higher-yielding bonds suffered--primarily during the third quarter--as investors' demand for quality increased. Corporate bond prices, especially among lower-rated issues, fell in conjunction with concerns about declining corporate profits.

OUTLOOK

Our outlook for the domestic economy is positive, and we anticipate continued low inflation and healthy economic growth. However, the aftereffects of the global economic slowdown may continue to put pressure on corporate earnings in the first half of the year. Internationally, we anticipate that low interest rates and declining inflation will lead to improvements in troubled areas such as Asia and Latin America. With the successful launch of the euro, the new European transnational currency, we believe that many foreign markets will become increasingly attractive in 1999.

In the long term, we are optimistic that the stock market will continue its record growth, although we could experience additional volatility in the months ahead if concerns about high stock valuations and increasing earnings pressure become more pronounced. Combined with growing questions about corporate and government reactions to the Year 2000 computer problem, we could see an increasingly cautious market by mid-year.

                                                              ------------------
                                                                    1

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

Additional details about your fund, including an investment overview section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[/S/ RICHARD F. POWERS III]                            [/S/ DENNIS J. MCDONNELL]
Richard F. Powers III                                  Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

--------------

                                   VAN KAMPEN
                         HIGH YIELD & TOTAL RETURN FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)
COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Broadcast - Radio                      3.5%
Building Materials & Components        2.9%
Cable Television                       5.9%
Financial Services                     6.6%
Food Service & Lodging                 2.9%
Gaming & Lodging                       4.7%
Health Care Supplies & Services        7.0%
Multi-Industry                         3.3%
Retail-General                         3.9%
Telecommunications                    31.6%
Short-Term Investments                 1.8%
Other                                 25.9%

                                                      TOTAL RETURNS**
                        ----------------------------------------------------------------------------
                              SIX MONTHS                                        AVERAGE ANNUAL
                        ----------------------          ONE YEAR               SINCE INCEPTION
                                     WITHOUT    ------------------------  --------------------------
                        WITH SALES    SALES     WITH SALES    WITHOUT      WITH SALES     WITHOUT
                         CHARGE*      CHARGE     CHARGE*    SALES CHARGE    CHARGE*     SALES CHARGE
----------------------------------------------------------------------------------------------------
Class A Shares              -4.91 %     -0.18 %     -0.85 %       4.11  %       8.63  %      10.63  %
----------------------------------------------------------------------------------------------------
Class B Shares              -4.36 %     -0.61 %     -0.44 %       3.34  %       8.79  %       9.74  %
----------------------------------------------------------------------------------------------------
Class C Shares              -1.47 %     -0.53 %      2.48 %       3.42  %       9.78  %       9.78  %
----------------------------------------------------------------------------------------------------
CS First Boston High
Yield Index                   N/A       -3.57 %       N/A         0.58  %        N/A          8.16  %
----------------------------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.

TOP FIVE HOLDINGS

                                                  PERCENT OF
ISSUER                          INDUSTRY          NET ASSETS
-------------------------  -------------------  --------------
Nextel Communications,     Telecommunications           3.7%
 Inc.
Tenet Healthcare Corp.         Health Care              2.6%
                           Supplies & Services
Hilton Hotels                Food Service &             2.0%
                                 Lodging
Smithfield Foods, Inc.            Food                  1.9%
IXC Communications, Inc.   Telecommunications           1.9%

TOP FIVE SECTORS

                              VALUE     PERCENT OF
SECTOR                        (000)     NET ASSETS
--------------------------  ---------  -------------
Telecommunications          $  11,618        31.6%
Health Care Supplies &
 Services                       2,568         7.0%
Financial Services              2,442         6.6%
Cable Television                2,166         5.9%
Gaming & Lodging                1,737         4.7%

YIELD INFORMATION AS OF DECEMBER 31,
                1998
------------------------------------
                           30-DAY
                          CURRENT
                           YIELD+
------------------------------------
Class A                       8.56  %
------------------------------------
Class B                       8.23  %
------------------------------------
Class C                       8.22  %
------------------------------------

+ The current 30-day yield reflects the net investment income generated by the Fund over the specified 30-day period expressed as an annual percentage. Expenses accrued for the 30-day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The investment objective of the Van Kampen High Yield & Total Return Fund is to seek to maximize total return by investing in a diversified portfolio of high-yield, high-risk income securities that offer a yield above what is generally available on debt securities in the four highest categories of the recognized rating services.

PERFORMANCE

The Fund's six-month return of -0.18 percent (Class A shares at net asset value) outperformed the -3.57 percent return of the unmanaged CS First Boston High Yield Index. During an uncertain time for the economy and the market, positive contributions to our performance during the period included a higher average credit rating; a smaller position in cyclical and commodity sectors such as metals and energy; and strong security selection. Our focus on large-capitalization companies also helped support the domestic portion of the portfolio. On the negative side, the portfolio's exposure to non-U. S. issues and an overweighting in the telecommunications sector slowed performance over the period. However, these issues had improved by year-end.

MARKET OVERVIEW

High-yield bonds underperformed high-quality bonds during the second half of 1998 as investors' concerns about and quest for safety overrode their desire for higher potential returns during the period. Worries about a slowing U.S. economy against the backdrop of global financial turmoil were exacerbated by the crises in Russia and emerging markets in Latin America and Asia. Defaults by high-yield issuers also increased somewhat over the period, which added to concerns. As a result of these conditions, investors moved from high-yield bonds to Treasuries and other relatively safe

                                                             3------------------

                                   VAN KAMPEN
                         HIGH YIELD & TOTAL RETURN FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
(CONT.)
                                  (UNAUDITED)

securities. This negatively affected the prices for high-yield bonds, particularly in the third quarter. Although the high-yield bond market improved during the fourth quarter after the Federal Reserve cut interest rates, returns were not strong enough to fully offset the results of the weak third quarter.

STRATEGY

We continued to carefully research individual companies and bonds, searching for the best opportunities throughout the market. Using the CS First Boston High Yield Index as a benchmark, we continued to overweight the Fund's portfolio allocation to the telecommunications and emerging markets sectors, where we again found value. Reflecting the entire high-yield market, these positions were weak during the third quarter but performed well in the fourth quarter. The portfolio is also overweighted in the health care, retail, and gaming sectors. We took advantage of great security selection opportunities in these service sectors, which we expect to perform well even in a climate of slower economic growth. Because we continue to find attractive issues in these sectors, we feel we are able to build an attractive portfolio that is less cyclical.

In conjunction with these strong positions, we have lower exposure to basic industry and commodity sectors, such as metals, energy, chemicals, and paper. In addition to their potential vulnerability in an economic downturn, these industries have been subject to greater international competition and a weak pricing environment. Finally, we are finding value in securities of selected Western European bond issuers. Thanks to a significant increase in the issuance of European high yield bonds, we have found many issues with yields greater than those of comparable quality U.S. bonds. The portfolio continues to maintain an average credit quality that is higher than that of the benchmark, while the interest rate sensitivity is close to that of the benchmark.

OUTLOOK

We continue to believe that technical factors and investor fears, rather than real credit problems, were the cause of the market's relatively poor performance over the past six months. We believe that the fundamental credit quality of most high-yield bond issuers remains strong, that the U.S. financial system is healthy, and that the chances of an economic recession are small. However, even after the recent rebound, prices of high-yield bonds are relatively low. In our opinion, low prices combined with a strong outlook suggest compelling values in the high-yield market. We are currently searching for and finding attractive investment opportunities, that we expect to help the fund going forward.

IMPORTANT FUND UPDATE

On February 4, 1999, the Board of Directors approved the merger of the Van Kampen High Yield & Total Return Fund into the Van Kampen High Income Corporate Bond Fund. Although the Funds' investment objectives are not identical, the High Yield & Total Return Fund seeks to maximize total return while the High Income Corporate Bond Fund seeks to maximize current income, the investment strategies utilized to achieve these objectives are substantially similar. The merger is subject to approval by the Fund's shareholders. A proxy statement detailing the proposed merger will be mailed to shareholders later in the year. The proposed merger is scheduled to occur before December 31, 1999.

Robert Angevine              Thomas L. Bennett            Stephen F. Esser
PORTFOLIO MANAGER            PORTFOLIO MANAGER            PORTFOLIO MANAGER

-----------------------

                                   VAN KAMPEN
                         HIGH YIELD & TOTAL RETURN FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

          FACE
        AMOUNT                                                        VALUE
         (000)                                                        (000)
---------------------------------------------------------------------------

CORPORATE BONDS & NOTES (90.2%)
    AEROSPACE & DEFENSE (1.8%)
$          200   Jet Equipment Trust, Series C-1, 11.79%,
                   6/15/13........................................  $   262
        (b)300   Jet Equipment Trust, Series 1995-D, 11.44%,
                   11/1/14........................................      391
                                                                    -------
                                                                        653
                                                                    -------
    AUTOMOTIVE (0.9%)
        (b)320   Hayes Lemmerz International 8.25%, 12/15/08......      319
                                                                    -------
    BROADCAST-RADIO (3.5%)
           575   Chancellor Media Corp., Series B, 8.125%,
                   12/15/07.......................................      574
        (b)280   Chancellor Media Corp. 9.00%, 10/1/08............      295
        (b)240   RBS Participacoes S.A. 11.00%, 4/1/07............      149
           325   TV Azteca S.A. de CV, Series B, 10.50%,
                   2/15/07........................................      266
                                                                    -------
                                                                      1,284
                                                                    -------
    BUILDING MATERIALS & COMPONENTS (2.9%)
           350   American Standard Cos., Inc. 7.375%, 2/1/08......      352
        (b)290   Building Materials Corp. 8.00%, 12/1/08..........      289
        (b)410   Nortek, Inc. 8.875%, 8/1/08......................      417
                                                                    -------
                                                                      1,058
                                                                    -------
    CABLE TELEVISION (5.9%)
           125   Adelphia Communications, Series B, 9.875%,
                   3/1/07.........................................      139
           165   Adelphia Communications, Series B, 8.375%,
                   2/1/08.........................................      172
           255   CSC Holdings, Inc. 9.875%, 5/15/06...............      280
           350   CSC Holdings, Inc. 7.875%, 12/15/07..............      371
           290   CSC Holdings, Inc. 7.25%, 7/15/08................      295
           530   Lenfest Communications, Inc. 8.375%, 11/1/05.....      573
           300   Rogers Cablesystems Ltd., Series B, 10.00%,
                   3/15/05........................................      336
                                                                    -------
                                                                      2,166
                                                                    -------
    CHEMICALS (1.7%)
           600   ISP Holdings, Inc., Series B, 9.00%, 10/15/03....      633
                                                                    -------
    CONSTRUCTION & MINING (0.7%)
           275   Murrin Murrin Holdings 9.375%, 8/31/07...........      245
                                                                    -------
    ENERGY (2.6%)
      (b,c)205   Husky Oil Ltd. 8.90%, 8/15/28....................      203
           250   Quezon Power Ltd. 8.86%, 6/15/17.................      186
        (b)155   R&B Falcon Corp. 9.50%, 12/15/08.................      156
           450   Snyder Oil Corp. 8.75%, 6/15/07..................      437
                                                                    -------
                                                                        982
                                                                    -------
    ENVIRONMENTAL CONTROLS (2.1%)
        (b)125   Allied Waste of North America 7.875%, 1/1/09.....      127
        (d)600   Norcal Waste Systems 13.50%, 11/15/05............      648
                                                                    -------
                                                                        775
                                                                    -------

          FACE
        AMOUNT                                                        VALUE
         (000)                                                        (000)
---------------------------------------------------------------------------

    FINANCE (1.0%)
$       (b)180   Fuji JGB Investments LLC, Series A, 9.87%,
                   12/31/49.......................................  $   133
        (b)235   SB Treasury Co. LLC, Series A, 9.40%, 12/29/49...      223
                                                                    -------
                                                                        356
                                                                    -------
    FINANCIAL SERVICES (2.5%)
           460   Korea Development Bank 6.625%, 11/21/03..........      409
        (d)505   PTC International Finance BV 0.00%, 7/1/07.......      351
           225   Western Financial Bank 8.875%, 8/1/07............      162
                                                                    -------
                                                                        922
                                                                    -------
    FOOD (1.9%)
           700   Smithfield Foods, Inc. 7.625%, 2/15/08...........      704
                                                                    -------
    FOOD SERVICE & LODGING (2.9%)
           710   Hilton Hotels 7.95%, 4/15/07.....................      736
           335   Host Marriott Travel Plaza, Series B, 9.50%,
                   5/15/05........................................      349
                                                                    -------
                                                                      1,085
                                                                    -------
    FOREST PRODUCTS & PAPER (1.4%)
           215   Asia Pulp & Paper Co., Ltd. 12.00%, 2/15/04......      102
           140   Pindo Deli Finance Mauritius 10.75%, 10/1/07.....       73
           305   SD Warren Co., Series B, 12.00%, 12/15/04........      333
                                                                    -------
                                                                        508
                                                                    -------
    GAMING & LODGING (4.7%)
           445   Grand Casinos, Inc. 10.125%, 12/1/03.............      485
           175   Harrahs Operating Co., Inc. 7.875%, 12/5/05......      175
        (b)310   Park Place Entertainment 7.875%, 12/15/05........      311
           200   Station Casinos, Inc. 9.625%, 6/1/03.............      207
           375   Station Casinos, Inc. 10.125%, 3/15/06...........      396
            60   Station Casinos, Inc. 9.75%, 4/15/07.............       63
        (b)100   Station Casinos, Inc. 8.875%, 12/1/08............      100
                                                                    -------
                                                                      1,737
                                                                    -------
    HEALTH CARE SUPPLIES & SERVICES (7.0%)
           130   Columbia/HCA Healthcare, 8.125%, 8/4/03..........      133
           650   Columbia/HCA Healthcare, 6.91%, 6/15/05..........      637
           150   Columbia/HCA Healthcare, 7.00%, 7/1/07...........      145
           275   Columbia/HCA Healthcare, 7.69%, 6/15/25..........      254
           920   Tenet Healthcare Corp. 8.63%, 1/15/07............      966
           500   Vencor, Inc. 9.875%, 5/1/05......................      433
                                                                    -------
                                                                      2,568
                                                                    -------
    MINING (0.9%)
           410   Glencore Nickel Property Ltd. 9.00%, 12/1/14.....      328
                                                                    -------
    MULTI-INDUSTRY (2.7%)
           150   Axia Inc. 10.75%, 7/15/08........................      152
           270   Fresenius Medical Capital Trust II 7.875%,
                   2/1/08.........................................      269
           550   Outdoor Systems, Inc., 8.88%, 6/15/07............      586
                                                                    -------
                                                                      1,007
                                                                    -------
    PACKAGING--PAPER (1.5%)
           750   Indah Kiat Financial Mauritius 10.00%, 7/1/07....      405
           170   Norampac, Inc. 9.50%, 2/1/08.....................      173
                                                                    -------
                                                                        578
                                                                    -------

                                                         -----------------------
                                                                    5
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         HIGH YIELD & TOTAL RETURN FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1998
                                  (UNAUDITED)

          FACE
        AMOUNT                                                        VALUE
         (000)                                                        (000)
---------------------------------------------------------------------------
    REAL ESTATE (1.8%)
$          700   HMH Properties, Inc., Series A, 7.875%, 8/1/05...  $   689
                                                                    -------
    RETAIL--GENERAL (3.9%)
           150   Fred Meyer, Inc. 7.375%, 3/1/05..................      159
           375   Kmart Funding Corp., Series F, 8.80%, 7/1/10.....      394
           500   Musicland Group, Inc. 9.875%, 3/15/08............      487
            75   Musicland Group, Inc. 9.00%, 6/15/03.............       72
           360   Southland Corp. 5.00%, 12/15/03..................      317
                                                                    -------
                                                                      1,429
                                                                    -------
    SERVICES (1.0%)
           150   CB Richard Ellis Service 8.875%, 6/1/06..........      146
        (b)240   CEX Holdings, Inc. 9.625%, 6/1/08................      217
                                                                    -------
                                                                        363
                                                                    -------
    TECHNOLOGY (2.2%)
        (b)150   AST Research, Inc. 7.45%, 10/1/02................      132
        (b)180   Entex Information Services 12.50%, 8/1/06........      126
        (b)325   Hyundai Semiconductor 8.625%, 5/15/07............      249
           225   PSINet, Inc., Series B, 10.00%, 2/15/05..........      220
      (b,d)160   Rhythms Netconnections, Inc. 0.00%, 5/15/08......       77
                                                                    -------
                                                                        804
                                                                    -------
    TELECOMMUNICATIONS (30.9%)
        (b)300   American Communication Lines LLC 10.25%,
                   6/30/08........................................      305
        (b)305   American Cellular Corp. 10.50%, 5/15/08..........      299
           300   AMSC Acquisition Co., Inc., Series B, 12.25%,
                   4/1/08.........................................      186
        (b)185   Centennial Cellular Corp. 10.75%, 12/15/08.......      186
            60   Comcast Cellular Holdings 9.50%, 5/1/07..........       64
            90   Dial Call Communications, Series B, 10.25%,
                   12/15/05.......................................       90
           225   Dobson Communications Corp. 11.75%, 4/15/07......      229
      (b,d)405   Dolphin Telecommunications plc 0.00%, 6/1/08.....      146
           260   Flag Ltd 8.25%, 1/30/08..........................      256
           475   Global Crossing Holdings, Ltd. 9.625%, 5/15/08...      499
           240   Globalstar LP/Capital 11.375%, 2/15/04...........      180
        (b)200   Globo Communications Participoes 10.50%,
                   12/20/06.......................................      129
           275   Hermes Europe Railtel BV 11.50%, 8/15/07.........      290
           700   IXC Communications, Inc., 9.00%, 4/15/08.........      697
        (d)810   Intermedia Communications, Series B, 0.00%,
                   7/15/07........................................      559
           325   Iridium LLC/Capital Corp., Series A 13.00%,
                   7/15/05........................................      297
           150   Lenfest Communications, Inc. 7.625%, 2/15/08.....      157
           335   Level 3 Communications, Inc. 9.125%, 5/1/08......      331
        (b)205   Metromedia Fiber Network 10.00%, 11/15/08........      211
           360   Multicanal S.A. 10.50%, 2/1/07...................      333
        (d)590   NEXTLINK Communications, Inc. 0.00%, 4/15/08.....      339
         (b)90   NEXTLINK Communications, Inc. 10.75%, 11/15/08...       92
      (b,d)660   NTL, Inc. 0.00%, 4/1/08..........................      409
          FACE
        AMOUNT                                                        VALUE
         (000)                                                        (000)
---------------------------------------------------------------------------

$       (d)300   Nextel Communications, Inc. 0.00%, 8/15/04.......  $   291
      (d)1,700   Nextel Communications, Inc. 0.00%, 9/15/07.......    1,088
        (b)195   Onepoint Communications Corp., Units 14.50%,
                   6/1/08.........................................      104
        (d)400   Occidente Y Caribe 0.00%, 3/15/04................      291
           370   Primus Telecommunications Group, Series B,
                   9.875%, 5/15/08................................      353
           315   Philippine Long Distance Telephone Co. 7.85%,
                   3/6/07.........................................      283
        (d)150   Qwest Communications International, Series B,
                   0.00%, 2/1/08..................................      113
            65   Qwest Communications International, Series B,
                   10.875%, 4/1/07................................       75
        (d)255   Qwest Communications International, 0.00%,
                   10/15/07.......................................      199
        (d)425   RCN Corp. 0.00%, 10/15/07........................      240
      (b,d)370   RCN Corp. 0.00%, 2/15/08.........................      192
        (d)675   RSL Communications Ltd. 0.00%, 3/1/08............      380
           470   RSL Communications plc 9.125%, 3/1/08............      428
            17   RSL Communications plc 12.25%, 11/15/06..........       18
           150   Rogers Cantel, Inc. 8.30%, 10/1/07...............      151
            60   Rogers Communications, Inc. 9.125%, 1/15/06......       62
           650   Rogers Communications, Inc. 8.875%, 7/15/07......      673
            55   Satelites Mexicanos S.A., Series B, 10.125%,
                   11/1/04........................................       45
        (b)180   Total Access Communications PCL (Convertible)
                   2.00%, 5/31/06.................................      115
                                                                    -------
                                                                     11,385
                                                                    -------
    UTILITIES (1.8%)
           360   AES Corp. 8.50%, 11/1/07.........................      366
            65   Korea Electric Power 7.75%, 4/1/13...............       55
            90   Niagara Mohawk Power, Series G, 7.75%, 10/1/08...       98
        (d)163   Niagara Mohawk Power, Series H, 0.00%, 7/1/10....      126
                                                                    -------
                                                                        645
                                                                    -------
  TOTAL CORPORATE BONDS & NOTES (COST $34,540)....................   33,223
                                                                    -------
ASSET BACKED SECURITIES (4.5%)
    AEROSPACE & DEFENSE (0.4%)
           157   Aircraft Lease Portfolio Securitization Ltd.,
                   Series 1996-1, Class D 12.75%, 6/15/06.........      157
                                                                    -------
    FINANCIAL SERVICES (4.1%)
        (b)237   CA FM Lease Trust 8.50%, 7/15/17.................      263
           227   Commercial Financial Services, Inc., Series
                   1997-5, Class A1 7.72%, 6/15/05................      148
        (b)310   DLJ Mortgage Acceptance Corp., Series 1996-CF2,
                   Class S, IO, 1.64%, 11/12/21...................       20
           375   DR Securitized Lease Trust, Series 1993-K1, Class
                   A2 7.43%, 8/15/18..............................      338
           454   DR Securitized Lease Trust, Series 1994-K1, Class
                   A1, 7.60%, 8/15/07.............................      452
           100   DR Securitized Lease Trust, Series 1994-K1, Class
                   A2, 8.375%, 8/15/15............................       98

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         HIGH YIELD & TOTAL RETURN FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1998
                                  (UNAUDITED)

          FACE
        AMOUNT                                                        VALUE
         (000)                                                        (000)
---------------------------------------------------------------------------

    FINANCIAL SERVICES (CONT.)

$       (b)122   First Home Mortgage Acceptance Corp., Series
                   1996-B, Class C, 7.939%, 11/1/18...............  $    92
           109   Long Beach Acceptance Auto Grantor Trust 1997-1,
                   Class B, 14.22%, 10/26/03......................      109
                                                                    -------
                                                                      1,520
                                                                    -------
  TOTAL ASSET BACKED SECURITIES (COST $1,680).....................    1,677
                                                                    -------
FOREIGN GOVERNMENT BONDS (2.9%)
    BONDS (2.9%)
            88   Republic of Argentina BOCON, Series 2, PIK,
                   5.20%, 9/1/02..................................       96
        (c)700   Republic of Argentina, Series L, 6.625%,
                   3/31/05........................................      598
           470   United Mexican States Par Bond 6.25%, 12/31/19...      367
                                                                    -------
TOTAL FOREIGN GOVERNMENT BONDS (COST $1,096)......................    1,061
                                                                    -------
PREFERRED STOCKS (0.9%)
    TELECOMMUNICATIONS (0.3%)
      (a)1,060   Concentric Network Corp., 13.50%.................       91
          (a)5   IXC Communications, Inc. PIK 9.50%...............        4
         (a)88   Viatel, Inc., Series A...........................        1
                                                                    -------
                                                                         96
                                                                    -------
    MULTI-INDUSTRY (0.6%)
         2,150   Sinclair Capital, 11.625%........................      229
                                                                    -------
  TOTAL PREFERRED STOCKS (COST $315)..............................      325
                                                                    -------

        NO. OF
         UNITS
--------------

UNITS (0.3%)
    TELECOMMUNICATIONS (0.3%)
        (d)170   Viatel, Inc. 0.00%, 4/15/08 (COST $108)..........       96
                                                                    -------

        NO OF.
      WARRANTS
--------------

WARRANTS (0.1%)
    TELECOMMUNICATIONS (0.1%)
      (a,b)300   American Mobile Satellite Corp., expiring
                   4/1/08.........................................       --
      (a,b)100   Concentric Network Corp., expiring 12/15/07......        1

        NO OF.                                                        VALUE
      WARRANTS                                                        (000)
---------------------------------------------------------------------------

      (a,b)210   Globalstar Telecom, expiring 2/15/04.............  $    12
    (a,b)1,600   Occidente Y Caribe, expiring 3/15/04.............       28
        (a)195   Onepoint Communications, Inc., expiring 6/1/08...       --
                                                                    -------
                                                                         41
                                                                    -------
    TECHNOLOGY (0.0%)
        (a)640   Rhythms Netconnections, Inc., expiring 5/15/08...        1
                                                                    -------
  TOTAL WARRANTS (COST $0)........................................       42
                                                                    -------

          FACE
        AMOUNT
         (000)
--------------

SHORT-TERM INVESTMENT (1.8%)
  REPURCHASE AGREEMENT (1.8%)
$          681   Chase Securities, Inc., 4.45%, dated 12/31/98,
                   due 1/4/99, to be repurchased at $681,
                   collateralized by $500 U.S. Treasury Bonds,
                   10.375%, due 11/15/12, valued at $700 (COST
                   $681)..........................................      681
                                                                    -------
TOTAL INVESTMENTS (100.7%) (COST $38,420).........................   37,105
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.7%).....................     (257)
                                                                    -------
NET ASSETS (100%).................................................  $36,848
                                                                    -------
                                                                    -------

---------------

(a)   --  Non-income producing security
(b)   --  144A Security--Certain conditions for public sale may exist.
(c) -- Variable/floating rate security--rate disclosed is as of December 31, 1998.
(d) -- Step Bond--coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 1998. Maturity date disclosed is the ultimate maturity date.
IO -- Interest Only
PCL -- Public Company Limited
PIK -- Payment-In-Kind. Income may be received in additional securities or cash at the discretion of the issuer.

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         HIGH YIELD & TOTAL RETURN FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                          SUMMARY OF SECURITIES BY COUNTRY

                                                                    PERCENT
                                                                       OF
                                                        VALUE         NET
         COUNTRY                                        (000)        ASSETS
   -------------------------------------------------   -------      --------
         United States..............................
                                                    $       29,709     80.6%
         Canada.....................................
                                                             1,599      4.3
         Argentina..................................
                                                             1,028      2.8
         Korea......................................
                                                               713      1.9
         Mexico.....................................
                                                               678      1.8
         Netherlands................................
                                                               641      1.7
         Australia..................................
                                                               573      1.6
         Indonesia..................................
                                                               507      1.4
         Philippines................................
                                                               470      1.3
         Colombia...................................
                                                               319      0.9
         Brazil.....................................
                                                               278      0.8
         Bermuda....................................
                                                               256      0.7
         United Kingdom.............................
                                                               146      0.4
         Thailand...................................
                                                               115      0.3
         Mauritius..................................
                                                                73      0.2
                                                           -------  --------
                                                    $       37,105    100.7%
                                                           -------
                                                           -------  --------
                                                                    --------

--------------
           8
    The accompanying notes are an integral part of the financial statements.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                         (000)
----------------------------------------------
ASSETS:
  Investments in Securities, at Value
    (Investments at Cost $38,420)      $37,105
  Cash                                      55
  Receivable for:
    Interest                               664
    Investments Sold                       103
    Fund Shares Sold                        62
  Deferred Organizational Costs             12
                                       -------
    Total Assets                        38,001
                                       -------
LIABILITIES:
  Payable for:
    Dividends Declared                   1,039
    Distribution Fees                       52
    Professional Fees                       16
    Custody Fees                            14
    Administrative Fees                      8
    Transfer Agent Fees                      8
    Directors' Fees and Expenses             5
    Fund Shares Redeemed                     5
    Shareholder Reporting Expenses           2
    Filing and Registration Fees             1
    Investment Advisory Fees                 1
    Other                                    2
                                       -------
    Total Liabilities                    1,153
                                       -------
NET ASSETS                             $36,848
                                       -------
                                       -------
NET ASSETS CONSIST OF:
  Capital Stock at Par                 $    31
  Paid in Capital in Excess of Par      38,223
  Undistributed Net Investment Income       51
  Accumulated Net Realized Loss           (142)
  Unrealized Depreciation on
    Investments                         (1,315)
                                       -------
NET ASSETS                             $36,848
                                       -------
                                       -------
CLASS A SHARES:
  Net Assets                           $ 8,227
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                         692
  Net Asset Value and Redemption
    Price Per Share (Based on Net
    Assets of $8,226,699 and 691,602
    Shares Outstanding)                $ 11.90
                                       -------
                                       -------
  Maximum Sales Charge                   4.75%

  Maximum Offering Price Per Share
    (Net Asset Value Per Share X 100/
    (100 - maximum sales charge))      $ 12.49
                                       -------
                                       -------
CLASS B SHARES:
  Net Assets                           $20,631
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                       1,739
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $20,631,475 and 1,739,114 Shares
    Outstanding)*                      $ 11.86
                                       -------
                                       -------
CLASS C SHARES:
  Net Assets                           $ 7,990
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                         673
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $7,990,115 and 673,258 Shares
    Outstanding)*                      $ 11.87
                                       -------
                                       -------

---------------

  *  Redemption price may be subject to a contingent deferred sales charge.

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                       SIX MONTHS ENDED DECEMBER 31, 1998
                                  (UNAUDITED)

                                         (000)
----------------------------------------------
INVESTMENT INCOME:
  Dividends                            $    12
  Interest                               1,759
                                       -------
   Total Income                          1,771
                                       -------
EXPENSES:
  Investment Advisory Fees                 139
    Less: Fees Waived                      (98)
                                       -------
  Net Investment Advisory Fees              41
  Distribution Fees
    Class A                                 11
    Class B                                 98
    Class C                                 42
  Administrative Fees                       48
  Filing and Registration Fees              29
  Professional Fees                         23
  Shareholder Reports                       14
  Custodian Fees                            13
  Transfer Agent Fees                       11
  Directors' Fees and Expenses               2
  Amortization of Organizational
    Costs                                    1
  Other                                      3
                                       -------
   Net Expenses                            336
                                       -------
Net Investment Income                    1,435
                                       -------
NET REALIZED GAIN (LOSS) ON:
  Investments                               (8)
                                       -------
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments                           (1,525)
                                       -------
Net Realized Loss and Change in
  Unrealized
  Appreciation/Depreciation             (1,533)
                                       -------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $   (98)
                                       -------
                                       -------

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                      SIX MONTHS ENDED
                                                     DECEMBER 31, 1998       YEAR ENDED
                                                           (UNAUDITED)    JUNE 30, 1998
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $     1,435         $  1,701
  Net Realized Gain (Loss)                                          (8)           1,119
  Change in Unrealized Appreciation/Depreciation                (1,525)            (585)
                                                              --------  ---------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                                (98)           2,235
                                                              --------  ---------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                         (367)            (525)
  Class B                                                         (742)            (854)
  Class C                                                         (311)            (343)
                                                              --------  ---------------
                                                                (1,420)          (1,722)
                                                              --------  ---------------
  Net Realized Gain:
  Class A                                                         (159)            (236)
  Class B                                                         (396)            (415)
  Class C                                                         (153)            (120)
                                                              --------  ---------------
                                                                  (708)            (771)
                                                              --------  ---------------
  Net Decrease in Net Assets Resulting from
    Distributions                                               (2,128)          (2,493)
                                                              --------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                    14,826           32,419
  Distributions Reinvested                                         691            1,273
  Redeemed                                                     (10,821)         (21,623)
                                                              --------  ---------------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                   4,696           12,069
                                                              --------  ---------------
  Total Increase in Net Assets                                   2,470           11,811
NET ASSETS--Beginning of Period                                 34,378           22,567
                                                              --------  ---------------
NET ASSETS--End of Period (Including undistributed
  net investment income of $51 and $36,
  respectively.)                                           $    36,848         $ 34,378
                                                              --------  ---------------
                                                              --------  ---------------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                    631              786
     Distributions Reinvested                                       14               33
     Redeemed                                                     (570)            (900)
                                                              --------  ---------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                                    75              (81)
                                                              --------  ---------------
                                                              --------  ---------------
   Dollars:
     Subscribed                                            $     7,739         $ 10,149
     Distributions Reinvested                                      168              420
     Redeemed                                                   (6,982)         (11,731)
                                                              --------  ---------------
   Net Increase (Decrease)                                 $       925         $ (1,162)
                                                              --------  ---------------
                                                              --------  ---------------
   Ending Paid in Capital                                  $     8,337         $  7,412
                                                              --------  ---------------
                                                              --------  ---------------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                    444            1,167
     Distributions Reinvested                                       29               48
     Redeemed                                                     (192)            (427)
                                                              --------  ---------------
   Net Increase in Class B Shares Outstanding                      281              788
                                                              --------  ---------------
                                                              --------  ---------------
   Dollars:
     Subscribed                                            $     5,387         $ 15,056
     Distributions Reinvested                                      354              615
     Redeemed                                                   (2,336)          (5,588)
                                                              --------  ---------------
   Net Increase                                            $     3,405         $ 10,083
                                                              --------  ---------------
                                                              --------  ---------------
   Ending Paid in Capital                                  $    21,725         $ 18,320
                                                              --------  ---------------
                                                              --------  ---------------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                    140              562
     Distributions Reinvested                                       14               19
     Redeemed                                                     (126)            (323)
                                                              --------  ---------------
   Net Increase in Class C Shares Outstanding                       28              258
                                                              --------  ---------------
                                                              --------  ---------------
   Dollars:
     Subscribed                                            $     1,700         $  7,214
     Distributions Reinvested                                      169              238
     Redeemed                                                   (1,503)          (4,304)
                                                              --------  ---------------
   Net Increase                                            $       366         $  3,148
                                                              --------  ---------------
                                                              --------  ---------------
   Ending Paid in Capital                                  $     8,192         $  7,826
                                                              --------  ---------------
                                                              --------  ---------------
---------------------------------------------------------------------------------------

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                    CLASS A                                     CLASS B
                                          ------------------------------------------------------------     -----------------
                                                                 YEAR ENDED JUNE
                                           SIX MONTHS ENDED            30,                                  SIX MONTHS ENDED
                                          DECEMBER 31, 1998     -----------------         MAY 1, 1996*     DECEMBER 31, 1998
SELECTED PER SHARE DATA AND RATIOS              (UNAUDITED)      1998#       1997     TO JUNE 30, 1996           (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $           12.66     $12.86     $11.92     $          12.00     $           12.63
                                                     ------     ------     ------               ------               -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                0.51       0.97       1.07                 0.13                  0.45
  Net Realized and Unrealized Gain
    (Loss)                                            (0.54)      0.35       0.99                (0.09)                (0.53)
                                                     ------     ------     ------               ------               -------
  Total From Investment Operations                    (0.03)      1.32       2.06                 0.04                 (0.08)
                                                     ------     ------     ------               ------               -------
DISTRIBUTIONS
  Net Investment Income                               (0.50)     (0.97)     (1.07)               (0.12)                (0.46)
  Net Realized Gain                                   (0.23)     (0.55)     (0.05)                  --                 (0.23)
                                                     ------     ------     ------               ------               -------
  Total Distributions                                 (0.73)     (1.52)     (1.12)               (0.12)                (0.69)
                                                     ------     ------     ------               ------               -------
NET ASSET VALUE, END OF PERIOD            $           11.90     $12.66     $12.86     $          11.92     $           11.86
                                                     ------     ------     ------               ------               -------
                                                     ------     ------     ------               ------               -------
TOTAL RETURN (1)                                      (0.18)%    10.81%     18.12%                0.29%                (0.61)%
                                                     ------     ------     ------               ------               -------
                                                     ------     ------     ------               ------               -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $           8,227     $7,813     $8,980     $          3,907     $          20,631
Ratio of Expenses to Average Net
  Assets                                               1.25%**    1.25%      1.25%                1.25%**               2.00%**
Ratio of Net Investment Income to
  Average Net Assets                                   8.35%**    7.42%      8.83%                6.85%**               7.60%**
Portfolio Turnover Rate                                  21%        81%       104%                  10%                   21%
----------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $            0.03     $ 0.08     $ 0.10     $           0.04     $            0.03
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                       1.77%**    1.89%      2.04%                3.51%**               2.52%**
  Net Investment Income to Average
    Net Assets                                         7.82%**    6.78%      8.04%                4.59%**               7.07%**
----------------------------------------------------------------------------------------------------------------------------


                                        YEAR ENDED JUNE
                                              30,
                                       ------------------         MAY 1, 1996*
SELECTED PER SHARE DATA AND RATIOS       1998#       1997     TO JUNE 30, 1996
-------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $ 12.86     $11.93     $          12.00
                                       -------     ------               ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                   0.87       0.98                 0.12
  Net Realized and Unrealized Gain
    (Loss)                                0.34       0.99                (0.09)
                                       -------     ------               ------
  Total From Investment Operations        1.21       1.97                 0.03
                                       -------     ------               ------
DISTRIBUTIONS
  Net Investment Income                  (0.89)     (0.99)               (0.10)
  Net Realized Gain                      (0.55)     (0.05)                  --
                                       -------     ------               ------
  Total Distributions                    (1.44)     (1.04)               (0.10)
                                       -------     ------               ------
NET ASSET VALUE, END OF PERIOD         $ 12.63     $12.86     $          11.93
                                       -------     ------               ------
                                       -------     ------               ------
TOTAL RETURN (1)                          9.86%     17.22%                0.21%
                                       -------     ------               ------
                                       -------     ------               ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)      $18,420     $8,617     $          3,421
Ratio of Expenses to Average Net
  Assets                                  2.00%      2.00%                2.00%**
Ratio of Net Investment Income to
  Average Net Assets                      6.70%      7.99%                6.08%**
Portfolio Turnover Rate                     81%       104%                  10%
---------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                             $  0.08     $ 0.10     $           0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets          2.64%      2.82%                4.25%**
  Net Investment Income to Average
    Net Assets                            6.04%      7.17%                3.83%**
---------------------------------------------------------------------------------------------------------------------


                                                                    CLASS C
                                          ------------------------------------------------------------
                                                                 YEAR ENDED JUNE
                                           SIX MONTHS ENDED            30,
                                          DECEMBER 31, 1998     -----------------         MAY 1, 1996*
SELECTED PER SHARE DATA AND RATIOS              (UNAUDITED)      1998#       1997     TO JUNE 30, 1996
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $           12.63     $12.86     $11.93     $          12.00
                                                     ------     ------     ------               ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                0.46       0.86       0.99                 0.12
  Net Realized and Unrealized Gain
    (Loss)                                            (0.53)      0.35       0.98                (0.09)
                                                     ------     ------     ------               ------
  Total From Investment Operations                    (0.07)      1.21       1.97                 0.03
                                                     ------     ------     ------               ------
DISTRIBUTIONS
  Net Investment Income                               (0.46)     (0.89)     (0.99)               (0.10)
  Net Realized Gain                                   (0.23)     (0.55)     (0.05)                  --
                                                     ------     ------     ------               ------
  Total Distributions                                 (0.69)     (1.44)     (1.04)               (0.10)
                                                     ------     ------     ------               ------
NET ASSET VALUE, END OF PERIOD            $           11.87     $12.63     $12.86     $          11.93
                                                     ------     ------     ------               ------
                                                     ------     ------     ------               ------
TOTAL RETURN (1)                                      (0.53)%     9.86%     17.21%                0.21%
                                                     ------     ------     ------               ------
                                                     ------     ------     ------               ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $           7,990     $8,145     $4,970     $          3,316
Ratio of Expenses to Average Net
  Assets                                               2.00%**    2.00%      2.00%                2.00%**
Ratio of Net Investment Income to
  Average Net Assets                                   7.60%**    6.63%      8.03%                6.07%**
Portfolio Turnover Rate                                  21%        81%       104%                  10%
------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $            0.03     $ 0.08     $ 0.11     $           0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                       2.52%**    2.64%      2.88%                4.25%**
  Net Investment Income to Average
    Net Assets                                         7.07%**    6.01%      7.15%                3.82%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.

------------------
          12
    The accompanying notes are an integral part of the financial statements.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                         NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

The Van Kampen High Yield & Total Return Fund (the "Fund") is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended. The Fund is a portfolio of the Van Kampen Series Fund, Inc. The Fund commenced operations on May 1, 1996.

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. Class A shares are sold with a front-end sales charge of up to 4.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B shares are sold with a contingent deferred sales charge on redemptions made within 5 years of purchase which declines annually from 5% for redemptions made in year one, down to 1.50% in year five. The contingent deferred sales charge is based on the lesser of the current market value of the shares redeemed or the total cost of such shares. Class B shares will automatically convert to Class A shares after the eighth year following purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares that are redeemed within one year of purchase, based on the lesser of the current market value of the shares redeemed or the total cost of such shares. All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

At December 31, 1998, approximately 76% of the net assets of the Fund consisted of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. Certain securities may be valued on the basis of bid prices provided by one principal market maker.

2. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

                                                              ------------------
                                                                    13

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments are included in the reported net realized and unrealized gains (losses) on investments. However, pursuant to U.S. Federal income tax regulations, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

5. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. Van Kampen Investments Inc. has agreed that in the event any of its initial shares in the Fund at its inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at the same time of redemption.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax basis differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of presenting net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Van Kampen Investment Advisory Corp., (the "Adviser") a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Sub-Adviser") and Miller Anderson & Sherrerd LLP, wholly owned subsidiaries of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                               CLASS B
                                       CLASS A             AND CLASS C
                                MAX. OPERATING          MAX. OPERATING
  ADVISORY FEE                   EXPENSE RATIO           EXPENSE RATIO
  --------------------  ----------------------  ----------------------
  0.75%.............                 1.25%                   2.00%

C. ADMINISTRATOR: Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

D. DISTRIBUTOR: Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a

-----------------------
          14

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00%, on an annualized basis, of the average daily net assets attributable to the Class B and Class C shares of the Fund.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of the Fund redeemed within one to five years following such purchase. For the six months ended December 31, 1998, the Distributor has advised the Fund that it earned initial sales charges of $3,893 for Class A shares and deferred sales charges of $15,234 and $3,006 for Class B shares and Class C shares, respectively.

E. CUSTODIAN: The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Sub-Advisers. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

F. DIRECTORS' FEES: The Fund provides deferred compensation and retirement plans for its Directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund.

G. PURCHASES AND SALES: For the six months ended December 31, 1998, the Fund made purchases of approximately $17,051,000 and sales of approximately $6,751,000 of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

H. OTHER: At December 31, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Fund was:

                                                  NET
   COST         APPREC.   (DEPREC.)    (DEPRECIATION)
   (000)          (000)       (000)             (000)
  ------------  -------  ----------   ---------------
  $38,420...... $  764   $  (2,079)   $       (1,315)

                                                              ------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Equity

 Aggressive Growth

 American Value

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Growth

 Growth and Income

 Harbor

 Pace

 Real Estate Securities

 Utility

 Value

INTERNATIONAL/GLOBAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income

 Global Government Securities

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Short-Term Global Income

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time
   (Telecommunications Device for the Deaf
   users, call 1-800-421-2833)

-  e-mail us by visiting WWW.VANKAMPEN.COM
   and selecting CONTACT US

                         YEAR 2000 READINESS DISCLOSURE
Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley Dean Witter & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Don G. Powell
 Chairman and Director,
 Van Kampen Investments Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

INVESTMENT SUB ADVISERS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, Pennsylvania 19428

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Dennis J. McDonnell
PRESIDENT

John L. Sullivan
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

Peter W. Hegel
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

Edward C. Wood III
VICE PRESIDENT

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 418256
Kansas City, Missouri 64141

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph St.
Chicago, Illinois 60601

--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR ACCOUNT REPRESENTATIVE OR THE FUND AT (800) 341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

--------------------------------------------------------------------------------

NOTES:

            1 Parkview Plaza n P.O. Box 5555 n Oakbrook Terrace, IL
                         60181-5555 n www.vankampen.com

                                              -C- Van Kampen Funds Inc. 1999